August 12, 1994



          Securities and Exchange Commission
          Proxy Filing Desk
          Division of Corporation Finance
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          RE:  Cintas Corporation/File No. 0-11399

          To whom it may concern:

          We are transmitting the preliminary filing of the Notice, Proxy Statement and Form of Proxy to be furnished to shareholders of Cintas Corporation for its Annual Shareholders' Meeting. We have also wire transferred $125.00 for the filing fee.

          The shares covered by the 1994 Directors' Stock Option Plan will be registered under the Securities Act of 1933 upon approval of the Plan by shareholders. Cintas plans to release these materials to security holders on or about August 31, 1994.

          If you have any questions, you may contact me at 513/573-4114 or our outside securities counsel, Gary P.
          Kreider at 513/579-6411.

          Sincerely,

          Rhonda Fox
          Field Controller

          RF/ctb

               sec-file.rf
                                    SCHEDULE 14A

                              SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section 14(a)
                       of the Securities Exchange Act of 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant /  /
     Check the appropriate box:
     /X/  Preliminary Proxy Statement
     /  / Definitive Proxy Statement
     /  / Definitive Additional Materials
     /  / Soliciting Material Pursuant to 240.14a-11(c) or
     240.14a-12
                                         Cintas Corporation


                     (Name of Registrant as Specified In Its
     Charter)
                                         Cintas Corporation


                      (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check the appropriate box):
     /X/  $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i)(4)
     and
     0-11.
     / / $500 per each party to the controversy pursuant to Exchange
          Act Rules 14a-6(i)(3).
     /  / Fee computed on table below per Exchange Act Rules
     14a-6(i)(4)
     and 0-11.
          1) Title of each class of securities to which transaction applies:



          2) Aggregate number of securities to which transaction applies:



          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)



          4)   Proposed maximum aggregate value of transaction:




     (1) Set forth the amount on which the filing fee is calculated and state how it was determined.
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1)   Amount Previously Paid:



          2)   Form, Schedule or Registration Statement No.:



          3)   Filing Party:



          4)   Date Filed:

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Dear Shareholder:

          We are pleased to invite you to attend our 1994 Annual
     Shareholders' Meeting.  The meeting
     will be held at 10:00 a.m., Eastern Time, at the Company's
     Corporate Headquarters, 6800 Cintas
     Boulevard, Cincinnati, Ohio 45262, on Thursday, October 13,
     1994.

          The purposes of this Annual Meeting are:

          1.        To amend the Articles of Incorporation
     concerning Directors;

          2. To amend the Articles of Incorporation to adopt the Washington "Interested Shareholder"
                    Statute;

          3.        To adopt the 1994 Directors' Stock Option Plan;

          4. To establish the number of Directors to be elected at eight;

          5.        To elect eight Directors;

          6. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Following the formal meeting, we will discuss the Company's operations during the last year and our plans for the future and answer your questions regarding the Company. Board members and other officers of the Company will also be available to discuss the Company's business with you.

                                             Yours truly,


                                             Robert J. Kohlhepp,
                                             President and Secretary

     Dated:  August 26, 1994

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE,
     SIGN AND PROMPTLY
     RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. PROXIES MAY BE REVOKED AT ANY
     TIME PRIOR TO THE MEETING BY WRITTEN NOTICE OF REVOCATION
     DELIVERED TO THE
     COMPANY'S SECRETARY, THE SUBMISSION OF A LATER PROXY OR BY ATTENDING THE MEETING
     AND VOTING IN PERSON.
          PAGE

                                 CINTAS CORPORATION
                                6800 Cintas Boulevard
                                   P.O. Box 625737
                            Cincinnati, Ohio   45262-5737

                              Telephone (513) 459-1200

                       ______________________________________

                            P R O X Y   S T A T E M E N T

                           Annual Meeting of Shareholders
                                  October 13, 1994





                                    INTRODUCTION

          The enclosed Proxy is solicited by the Board of Directors of Cintas Corporation ("Cintas" or the "Company") for use at the Annual Meeting of Shareholders to be held on October 13, 1994, and at any adjournment thereof, pursuant to the foregoing Notice. The approximate mailing date of the Proxy
     Statement and the accompanying proxy card is August 26, 1994.


                              VOTING AT ANNUAL MEETING

     General

          Shareholders may vote in person or by proxy at the Shareholders' Meeting. Proxies given may be revoked at any time prior to the meeting by filing with the Company's Secretary either a written revocation or a duly executed proxy bearing a later date, or by appearing at the meeting and voting in person. All shares will be voted as specified on each properly executed proxy. If no choice is specified, the shares will be voted as recommended by the Board of Directors.

          As of August 15, 1994, the record date for determining shareholders entitled to notice of and to vote at the meeting, Cintas had 46,855,514 shares of Common Stock outstanding. Each share is entitled to one vote on each matter to be presented at the meeting. Only shareholders of record at the close of business on August 15, 1994, will be entitled to vote at the meeting. A quorum consists of the presence in person or by proxy of a majority of all shares entitled to vote at the meeting.

          PAGE

Principal Shareholders

          The following persons are the only shareholders known by the Company to own beneficially 5% or more of its outstanding Common Stock as of the record date:

     Name and Address of    Amount and Nature of        Percent of
       Beneficial Owner     Beneficial Ownership           Class

     Richard T. Farmer13,427,456                     28.7%

     Joan A. Gardner12,644,892       5.6%

     James J. Gardner13,867,488   8.3%
     __________________________


          PAGE

     Security Ownership of Directors and Executive Officers

          The following table sets forth the beneficial ownership of the Company's Common Stock by its directors, nominee for director, the named executive officers in the Proxy Statement and all directors and executive officers as a group, as of August 15, 1994:

                             Amount and
                             Nature of
                             Beneficial
     Percent
     Name of Beneficial Owner          Ownership             Of
     Class

     Richard T. Farmer      13,427,456 (1)       28.7%

     Robert J. Kohlhepp      1,315,240 (2)        2.8%

     Gerald V. Dirvin            1,400               *

     James J. Gardner        3,867,488 (1)        8.3%

     Roger L. Howe             346,228 (3)           *

     Donald P. Klekamp          69,940 (3)(4)        *

     John S. Lillard            75,454 (3)           *

     Scott D. Farmer           124,244               *

     David T. Jeanmougin         2,083               *

     John S. Kean III           31,961 (5)           *

     Robert R. Buck             58,988 (6)           *

     All Directors and Executive
     Officers as a Group (ll persons)19,206,651       (7)     41.0%

     *Less than 1%

     (1)                     See Principal Shareholders.

     (2) Includes 153,500 shares held in trust for members of Mr. Kohlhepp's family and options for
                             9,720 shares which are exercisable
     within 60 days.

     (3)                     Includes options for 3,000 shares which
     are exercisable within 60 days.

     (4)                     Includes 59,690 shares owned by Mr.
     Klekamp's wife.

     (5)                     Includes options for 3,600 shares which
     are exercisable in 60 days.

     (6)                     Includes options for 13,200 shares
     which are exercisable in 60 days.

     (7)                     Includes 92,220 shares which may be
     acquired pursuant to stock options which are exercisable
                             within 60 days.

     Proposal 1.  AMENDMENT TO ARTICLES OF INCORPORATION CONCERNING
     DIRECTORS



        Under the laws of Washington, the Company's state of incorporation, directors may be removed by shareholders without ascribing cause. The Board of Directors is proposing to amend the Articles of Incorporation to provide that shareholders may remove directors during their terms of office only by establishing cause for the removal. Cause is generally interpreted under corporate law for these purposes to include criminal conduct, fraud, incompetency and acts adverse to the corporation. The amendment will also provide that it may not be repealed without the affirmative vote of two-thirds of the outstanding shares of Common Stock of the Company. For a discussion of reasons for and the effects of this proposal, see "Reasons For and Effects of the Proposals 1 and 2" following Proposal 2.

     Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
     PROPOSAL NO.1.

     Vote Required to Adopt the Amendment

        THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING COMMON
     STOCK OF
     CINTAS IS REQUIRED TO APPROVE PROPOSAL NO. 1.  THEREFORE,
     ABSTENTIONS, BROKER NON-
     VOTES AND OTHER SHARES NOT VOTED WILL HAVE THE SAME EFFECT AS IF VOTED AGAINST
     THE PROPOSAL.

     Proposal 2.  AMENDMENT TO ARTICLES OF INCORPORATION TO ADOPT
     THE WASHINGTON
                  "INTERESTED SHAREHOLDER" STATUTE


        The corporation laws of Washington, under which      Cintas
     is organized, gives Washington

     corporations the ability to elect to be governed by the Washington "Interested Shareholder" Statute.

        Washington's Interested Shareholder Statute applies to certain transactions between a corporation or its subsidiary and an interested shareholder or an affiliate of such person. The transactions covered are those that are required to be authorized pursuant to provisions of Washington law governing mergers and share exchanges, sales of assets other than in the regular course of business and dissolutions. An interested shareholder includes any person or group of affiliated persons who beneficially own 20% or more of the outstanding voting shares of the corporation. Under the statute, a transaction covered by the statute between the corporation and an interested shareholder must be approved by two-thirds of the votes entitled to be counted. Votes owned or under control of interested shareholders are not counted for these purposes.

        Application of this statute can be waived by a majority of the Company's Board of Directors, not including those directors elected within the two years prior to such vote or who are themselves an interested shareholder or affiliated with such persons.

        The amendment will also provide that it may not be repealed without the affirmative vote of two-thirds of the outstanding shares of Common Stock of the Company. The text of the Washington
     Interested Shareholder Statute is attached as Appendix 1. For a discussion of reasons for and the effects of this proposal, see "Reasons For and Effects of the Proposals 1 and 2".

     Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
     PROPOSAL NO.2.

     Vote Required to Adopt the Amendment

        THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING COMMON
     STOCK OF
     CINTAS IS REQUIRED TO APPROVE PROPOSAL NO. 2.  THEREFORE,
     ABSTENTIONS, BROKER NON-
     VOTES AND OTHER SHARES NOT VOTED WILL HAVE THE SAME EFFECT AS IF VOTED AGAINST
     THE PROPOSAL.


                   "REASONS FOR AND EFFECTS OF PROPOSALS 1 AND 2"

        Presently, management of the Company owns sufficient Common Stock to exercise practical control of the Company through the election of directors. The Board of Directors believes, however, that the Company's operating success is largely due to its management's stability and the freedom management has to concentrate on business matters without the distractions of reacting to stock market conditions, possible takeovers or the necessity of directing operations to the short-term as opposed to long-term objectives. The situation could change, however, in the future through future stock issuances for acquisitions or for cash or through substantial sales of stock by major shareholders, although no such transactions are currently anticipated. The Board believes that amendment of the Articles to adopt the proposals relating to the removal of directors and to adopt Washington's Interested
     Shareholder Statute will promote stability in management which it believes important through discouraging hostile takeovers which, in many cases, lead to restructurings, management changes, payment of premiums to corporate raiders and similar transactions.

        The first of the proposals to amend the Articles of Incorporation is designed to make it more difficult for shareholders to remove directors during their regular term of office. Directors of Cintas are elected at annual shareholder meetings for one year terms. Currently, a majority of shareholders could call a meeting and remove all directors and officers without cause. If the proposed amendment is adopted, removal would be more difficult since it would be necessary for such shareholders to establish cause for removal. Cause is not defined in the statute but is generally held to involve serious matters such as criminal conduct, fraud, incompetency and acts adverse to the corporation.

        Washington's Interested Shareholder Statute is intended to make it more difficult for a potential acquirer to engage in transactions with the Company such as mergers, share exchanges, sales of assets or to force dissolution of the Company even though such shareholder or group may own a majority of the voting power of the Company. By requiring a special two-thirds vote and not counting the votes of the interested shareholder, the statute requires a person seeking to acquire control of the Corporation with the view of pursuing any of the transactions outlined above, to either convince the holders of two-
     thirds of the remaining shares of such transaction or to negotiate the transaction in advance with the
     Board of Directors to secure a Waiver of application of statute. Cintas' Articles of Incorporation have since 1988 contained provisions similar to the Washington Interested Shareholder Statute but the Board
     of Directors has determined that it may be advantageous to the Company to have the benefit of the precise statutory protection provided by the Washington law in addition to the current provisions in the
     Articles of Incorporation. In addition, the Articles have since 1988 also contained provisions requiring any person acquiring more than 15% of the outstanding Common Stock to offer to purchase all
     remaining Common Stock.   Existing provisions of Cintas'
     Articles of Incorporation require action by the shareholders to enable the Washington Statute to apply to Cintas.

      While the Board of Directors in making these proposals believes that they are in the best interest of the Company, shareholders should be aware that their adoption could potentially be disadvantageous to them because the overall effect of these proposals as well as provisions currently in the Articles of Incorporation may be to render more difficult or discourage the removal of incumbent management or the assumption of effective control by other persons.

     Proposal 3.     PROPOSAL TO ADOPT THE 1994 DIRECTORS' STOCK
     OPTION PLAN

      The Board of Directors believes that the interests of Cintas and its shareholders are enhanced by providing a method whereby outside Directors of Cintas are encouraged to invest in shares of Cintas
     Common Stock and acquire a proprietary interest in Cintas' progress and growth. Because Cintas' existing stock option plan is restricted to employees, in July, 1994, the Board of Directors adopted, subject to shareholder approval, the 1994 Directors' Stock Option Plan (the "Directors' Plan"). The following is a summary of the Directors' Plan elected at the 1994 Annual Meeting of Shareholders. The full text of that plan is attached hereto as Appendix 2.

      Pursuant to the provisions of the Directors' Plan, each non-employee Director of Cintas
     ("Eligible Director") elected at the 1994 Annual Meeting of Shareholders will be granted an option to purchase 1,000 shares of Cintas Common Stock, and, upon each subsequent election as a director, another option for 1,000 shares. The total number of shares of Cintas Common Stock for which options may be granted under the Plan is 30,000 shares. The exercise price of each option will be the last closing sale price reported on the date of grant. The number of shares issuable pursuant to an option and the exercise price are subject to adjustment in the event of stock splits, stock dividends and other changes in Cintas Common Stock. Each option is for a term of ten years and becomes exercisable with respect to 250 shares on each of the first, second, third and fourth anniversary of the date of grant.

      A person must be an Eligible Director at the time an option is exercised. An optionee who ceases to be an Eligible Director for any reason other than death, disability, retirement or removal for cause may exercise his option at any time within three months after the date of such cessation, but only during the option period and only to the extent that the option holder was entitled to exercise the option on the date of such cessation. An option held by an Eligible Director who is removed for cause will terminate immediately upon removal. An Eligible Director who retires as a director pursuant to Cintas' mandatory director retirement policy may exercise the option at any time within 90 days after the date of such retirement as to all shares covered by such option, notwithstanding the vesting schedule, but only during the term of the option. If an optionee ceases to be an Eligible Director as a result of death or disability, the option may be exercised at any time within the option period from the date of such cessation, but only to the extent the option holder was entitled to exercise the option at the date of such cessation and only during the option period.

      The Directors' Plan is administered by a committee of two or more Directors. In the absence of this committee, the Compensation Committee of the Board of Directors will administer the Directors'
     Plan.

      Options granted under the Directors' Plan will be "non-qualified" stock options and are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. An
     Eligible Director will realize no income upon the grant of an option. Ordinary income will be recognized when an option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued upon exercise over the option price.
     The optionee's holding period with respect to the shares acquired will begin on the date of exercise.
     Cintas will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have recognized ordinary income in connection with the exercise of the option.

      The tax basis of the stock acquired upon the exercise of any option will be equal to the exercise price of such option, plus the amount included in ordinary income with respect to exercise of the option. Any gain or loss on a subsequent sale of the stock will be either long-term or short-term capital gain or loss, depending on the optionee's holding period for the stock disposed of by the optionee.

     Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL
     NO.3.

     Vote Required to Adopt the Amendment

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON STOCK VOTING
     AND
     ABSTAINING ON THIS PROPOSAL IS REQUIRED TO APPROVE PROPOSAL NO.
     3

     ELECTION OF DIRECTORS

      The By-laws of the Company call for the Board of Directors to have at least three members with the specific number to be elected at the meeting established by shareholders. At the present time, the Board consists of seven (7) Directors, and the Board is recommending that this number be increased to eight.

      The Board is nominating for reelection all current Directors, namely Richard T. Farmer, Robert
     J. Kohlhepp, Gerald V. Dirvin, James J. Gardner, Roger L. Howe, Donald P. Klekamp and John S. Lillard and the addition of an eighth director, Scott D. Farmer.

      Proxies solicited by the Board will be voted for the election of the eight nominees shown above. All Directors elected at the Annual Shareholders'
     Meeting will be elected to hold office until the next Annual Meeting or until their successors are elected and qualified.

      Should any of the nominees become unable to serve, proxies will be voted for any substitute nominee designated by the Board. The Company has no reason to believe that any nominee for election will be unable or unwilling to serve if elected.

     Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL
     NO. 4 AND
     THE ELECTION OF THE EIGHT NOMINEES PROPOSED BY THE BOARD.

     Vote Required

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES VOTING AT THE
     MEETING IS
     REQUIRED TO SET THE NUMBER OF DIRECTORS. ABSTENTIONS AND BROKER NON-VOTES WILL
     HAVE NO EFFECT ON THIS VOTE. THE EIGHT NOMINEES RECEIVING THE HIGHEST NUMBER OF
     VOTES CAST FOR THE POSITIONS TO BE FILLED WILL BE ELECTED.

     OTHER MATTERS

      Any other matters considered at the meeting including adjournment will require the affirmative vote of the majority of shares voting with abstentions and broken non-votes having no effect.

     VOTING BY PROXY

      All proxies properly signed will, unless a different choice is indicated, be voted "FOR" setting the number of directors at eight and "FOR" the election of all eight nominees proposed by the Board unless authority is withheld to vote for any or all of those nominees.

      If any matters come before the meeting or any adjournment, each proxy card will be voted in the discretion of the proxies named therein.

     SHAREHOLDER PROPOSALS

      Shareholders who desire to have proposals included in the Notice for the 1995 Shareholders'
     Meeting must submit their proposals to Cintas at its offices on or before April 29, 1995.

     APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors appointed Ernst & Young as its certified public accountants for fiscal
     1995. Ernst & Young has served as certified public accountants for the Company in the past. A member of Ernst & Young will be present at the meeting to make a statement if desired and to answer questions of shareholders.

          PAGE

                                MANAGEMENT
     Directors and Executive Officers

       The Directors, nominee for Director and Executive Officers of Cintas Corporation are:
                                                       Position
     Name and Age          Position                      Since

     Richard T. Farmer1    Chairman of the Board and     1968
        59                   Chief Executive Officer

     Robert J. Kohlhepp1   President, Secretary and Director  1984
        50

     Gerald V. Dirvin2     Director                      1993
        57

     James J. Gardner1&2   Director                      1969
        61

     Roger L. Howe2&3      Director                      1979
        59

     Donald P. Klekamp3    Director                      1984
        62

     John S. Lillard3      Director                      1978
        64

     Scott D. Farmer       Vice President                1987
        35                 Nominee for Director

     Robert R. Buck        Senior Vice President         1991
        46

     Karen L. Carnahan     Treasurer                     1992
        40

     David T. Jeanmougin   Senior Vice President-Finance 1991
        53

     John S. Kean III      Senior Vice President         1986
        54

     Ages are as of September 1, 1994

        1  Member of the Executive Committee of the Board of
     Directors.
        2  Member of the Audit Committee of the Board of Directors.
        3   Member of the Compensation Committee of the Board of
     Directors.

        Richard T. Farmer has been with the Company and its predecessors since 1957 and has served in his present positions with the Company since 1968. He is also a Director of Fifth Third Bancorp,
     Cincinnati, Ohio, an OTC company, and Safety Kleen Corp.,
     Chicago, Illinois, a business service entity and NYSE company.

        Robert J. Kohlhepp has been a Director of the Company since 1979. He has been employed by the Company since 1967 serving in various executive capacities including Vice President of Finance until 1979 when he became Executive Vice President. He served in that capacity until October 23, 1984 when he was appointed President by the Board.

        Gerald V. Dirvin was elected a Director of Cintas in 1993. Mr. Dirvin joined The Procter & Gamble
     Company in 1959 and served in various management positions. He retired as Executive Vice President and as a Director in 1994. Mr. Dirvin is also a Director of Fifth Third Bancorp, Cincinnati, Ohio, an OTC company; and Northern Telecom Limited, Toronto, Canada.

        James J. Gardner served in various management positions with Cintas from 1956 until his retirement in 1988. Mr. Gardner has served as a Director of the Company since 1969.

        Roger L. Howe has been a Director of Cintas since 1979. He is the Chairman of the Board of U.S.
     Precision Lens, Inc., a manufacturer of optics for the instrument, photographic and television industries, and has held that position in the firm for over five years.
     Mr. Howe is a Director of Star Banc
     Corporation, Cincinnati, Ohio, an NYSE company, and its subsidiary Star Bank, National Association,
     Eagle-Picher Industries, Inc., a Cincinnati-based diversified industrial products manufacturer; U.S. Shoe
     Corporation, a Cincinnati-based company specializing in women's apparel retailing, optical products and footwear, and a NYSE company, and Baldwin Piano and Organ Company, a Loveland, Ohio based company which is the largest domestic manufacturer of keyboard musical instruments, and a NASDAQ company.

        Donald P. Klekamp was elected a Director of Cintas in 1984. Mr. Klekamp is a senior partner in the Cincinnati law firm of Keating, Muething & Klekamp.
     Keating, Muething & Klekamp serves as
     counsel for the Company.

        John S. Lillard has been a Director of Cintas since 1978.
     He was President of JMB Institutional
     Realty Corporation, a registered investment advisor from its founding on April 1, 1979 until May, 1991, and is currently Chairman - Founder. He is also a Director of The Mathers Fund, a no-load mutual fund, a Director of Stryker Corporation, a medical equipment company, and a Director of Lake Forest
     Bancorporation.

        Scott D. Farmer joined Cintas in 1981. He has served in various management positions including
     Vice President - National Account Division and Vice President - Marketing. He is presently in charge of recently acquired Cintas operations in the Northwestern
     United States.

        Robert R. Buck joined Cintas in 1982. He is presently in charge of nineteen Cintas rental operations in the Midwestern United States. Prior to his operational responsibilities, he served as Senior
     Vice President of Finance from 1982 to 1991.

        Karen L. Carnahan joined Cintas in 1979. She has held various accounting and finance positions with the Company. In March, 1992, she was elected Treasurer of the Company.

        David T. Jeanmougin joined Cintas in August, 1991. He is presently responsible for the areas of finance, accounting and administration. Prior to joining Cintas, Mr. Jeanmougin was associated with Philips
     Industries, Inc., a Dayton-based manufacturer of diversified building and industrial products and an NYSE company, for at least five years where he most recently served as Vice President of Administration.

        John S. Kean III joined Cintas in August, 1986 upon the acquisition of Red Stick Services where he served as President. He was appointed Senior Vice President in 1986 and is responsible for operations in Louisiana, Mississippi, Alabama and Arkansas.

        James J. Gardner is the brother-in-law of Richard T. Farmer. Scott D. Farmer is the son of Richard T.
     Farmer. None of the other Executive Officers and Directors are related.

     Board Actions and Compliance With Section 16 of the Exchange
     Act

        The Board of Directors met on four occasions in fiscal 1994. The Executive Committee is entitled through authorization by the Board of Directors and by Washington law to perform substantially all of the functions of the Board of Directors between meetings of the Board. The Executive Committee took action by written consent on eight occasions in fiscal 1994.

        The Audit Committee reviews the Company's internal accounting operations, monitors relationships between the Company and its outside accountants and recommends the employment of independent accountants. The Audit Committee met on two occasions in fiscal 1994.

        The Compensation Committee establishes compensation levels for all executives and administers the Incentive Stock Option Plan, the 1992 Stock Option Plan and the 1990 Directors' Stock Option Plan. This
     Committee met once and took action by written consent on four occasions in fiscal 1994.

        The Company does not have a nominating committee.

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

          PAGE

   Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Form 5's were required for those persons, the Company believes that during the period of June 1, 1993, through May 31, 1994, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with except for one late filing each by David
     T. Jeanmougin and Scott D. Farmer.

          PAGE

Executive Compensation

        The following table summarizes the annual and long-term compensation of the Company's chief executive officer and each of the Company's other four most highly compensated executive officers for the years ended
     May 31, 1994, 1993 and 1992.

                                SUMMARY COMPENSATION TABLE













                                          Annual
                                       Compensation

                                        Long Term
                                       Compensation



                                        Name and
                                    Principal Position

                                          Year
                                          Salary
                                          ($)
                                          Bonus
                                          ($)
                                          Other
                                          ($)(1)
                                       Stock Option
                                        Grants (#)
                                        All Other
                                    Compensation $(2)




     Richard T. Farmer








          Chairman of the
     1994
     267,800
     171,392
     50,980
     10,000 shs
     220,505


          Board and Chief
     1993
     260,000
     221,000
     ----
     ----
     236,979


          Executive Officer
     1992
     250,000
     100,000
     ----
     100,000 shs
     244,279











     Robert J. Kohlhepp
     1994
     214,240
     119,975

     10,000 shs
     62,614


          President, Secretary
     1993
     208,000
     156,000

     ----
     65,847


          and Director
     1992
     200,000
     100,000

     10,000 shs
     67,759











     Robert R. Buck
     1994
     175,000
     97,259

     5,000 shs
     9,056


          Senior Vice President
     1993
     165,000
     53,388

     ----
     6,931



     1992
     160,000
     14,452

     4,000 shs
     7,352











     David T. Jeanmougin
     1994
     175,000
     52,400

     5,000 shs
     8,134


          Senior Vice President
     1993
     162,404
     57,750

     4,000 shs
     4,716


          -Finance
     1992
     121,154(3)
     20,000(3)

     26,000 shs
     ----











     John S. Kean III
     1994
     175,000
     26,805

     ----
     8,795


       Senior Vice President
     1993
     165,000
     39,806

     ----
     7,815



     1992
     155,000
     33,620

     ----
     8,360




        (1) The amount indicated represents compensation associated with the use of the Company's aircraft
               ($42,091) and the remainder attributed to club dues and expense reimbursements.

        (2) The Company maintains a split-dollar life insurance program for Messrs. Farmer and Kohlhepp. Under this program, the Company has purchased insurance policies on the lives of Mr. Farmer and his wife and Mr. Kohlhepp and his wife.  Messrs. Farmer and

               Kohlhepp are responsible for a portion of the premiums and the Company pays the remainder of the premiums on the life insurance policies. Upon the death of Messrs. Farmer or Kohlhepp and their spouses, the Company will be entitled to receive that portion of the benefits paid under the life insurance policy as is equal to the premiums paid by the Company on that policy. The life insurance trust established by the descendent will
               receive the remainder of the death benefits. The actuarially projected current dollar value of the benefit to Messrs. Farmer and Kohlhepp of the premiums paid to the insurer under these policies for the fiscal years ended May 31, 1994, 1993, and 1992 are $210,317, $227,779 and $234,616,
               respectively for Mr. Farmer and $52,859, $56,810 and $58,268 for Mr. Kohlhepp, respectively, which are reflected in the Summary Compensation
     Table.

               Effective June 1, 1991, the Company's employee stock ownership plan and profit sharing plan were combined to form the Cintas Partners' Plan. The Plan is for the benefit of the Company's employees who have completed one year of service. Effective June 1, 1993, the Company added a defined contribution feature to the Plan which covers substantially all of its employees. The Plan provides that the Company may match employee contributions up to a maximum match of twenty percent.
               The amounts in the table represent the dollars contributed by the Company pursuant to the
               Company's Partners' Plan.

               (3) Represents a partial year's compensation for the year of hire.

     Stock Options

        The following table sets forth information regarding stock options granted to the named executives under the Company's 1992 Stock Option Plan during the fiscal year ended May 31, 1994:

                            OPTION GRANTS IN LAST FISCAL YEAR








     Name





                                         Options
                                        Granted(#)


     Percent of
     Total Optio                           ns
                                       Granted to
                                      Employees in
                                     Fiscal 1994




                                        Exercise
                                         Price
                                        ($/Sh.)










                                        Expiration
                                            Date

                                  Potential Realizable
                                    Value at Assumed
                                 Annual Rates of Stock
                                 Price Appreciation for
                                        Option Term
                                   5%($)         10%($)




                                   Richard T. Farmer


                                         10,000

                                          4.7%

                                         $26.50

                                         07/12/98


     73,169

     161,674


     Robert J.
     Kohlhepp


     10,000

     4.7%

     $26.50

                                         07/12/03

     166,600

     422,162


     Robert R. Buck

     5,000
     2.4%
     $26.50
                                         07/12/03
     83,300
     211,081


     David T.
     Jeanmougin


     5,000

     2.4%

     $26.50

                                         07/12/03

     83,300

     211,081


     John S. Kean III
                                           ----
                                          ----
                                          ----
                                           ----
                                          ----
                                          ----

      PAGE

   The following table sets forth information regarding stock options exercised by the named executives during 1994 and the value of in-the-money unexercised options held by the named executives as of May 31, 1994:

                        AGGREGATED OPTION EXERCISES IN FISCAL 1994
                          AND FISCAL 1994 YEAR END OPTION VALUES







     Name



                                          Shares
     Acquired on
     Exercise(#)




                                          Value
                                       Realized($)


     Number of Unexercised
     Options at May 31, 1994(#)

     Exercisable   Unexercisable

                                 Value of Unexercised In-
                                   the-Money Options at
                                     May 31, 1994($)(1)

     Exercisable  Unexercisable




     Richard T. Farmer

                                           ----

                                           ----

                                          25,000

     60,000

     217,188

     481,250


     Robert J.
     Kohlhepp

                                          5,400

                                         143,325

                                          3,360

     38,360

                                          84,910

     503,973


     Robert R. Buck
                                          8,760
                                         197,965
                                          9,840
     16,680
      235,435
     243,448


     David T.
     Jeanmougin

                                           ----

                                           ----

                                           ----

     35,000

                                           ----

     276,313


     John S. Kean III
                                          29,880
                                         600,480
                                           ----
     45,420
                                           ----
     953,856











     (1) Value is calculated as the difference between the fair market value of the Common Stock on May 31,
               1994 ($31.19 per share), and the exercise price of the options.

     Report of the Compensation Committee

        The Compensation Committee of the Board of Directors (the "Committee") is composed of three independent, outside directors. The members of the Committee for fiscal 1994 were Messrs. Gardner, Howe, and Lillard. The Committee has the overall responsibility of reviewing and recommending specific compensation levels for executive officers and key management to the full Board of Directors. The Committee is also charged with the responsibility of reviewing the performance of the executive officers and overall Company performance. The
     Company's stock option plans are also administered by the Compensation Committee. Compensation decisions for fiscal 1994 followed the same pattern as fiscal 1993.

        The Company's executive compensation policies are designed to support the corporate objective of maximizing the long term value of the Company to its shareholders and employees. To achieve this objective, the Committee believes it is important to provide competitive levels of compensation to attract and retain the most qualified executives, to recognize individuals who exceed expectations and to link closely overall corporate performance and executive pay. The method in which the Committee believes the Company's long term objectives can be achieved are through incentive compensation plans and the issuance of options to purchase the Company's common stock.

        The Compensation Committee has established three primary components of the Company's executive compensation plan. The three components are:

        1      base compensation
        2      performance incentive compensation
        3      stock-based performance compensation through stock
     option grants

        The Omnibus Budget Reconciliation Act of 1993 provides that compensation in excess of $1,000,000 per year paid to the Chief Executive Officer of a company as well as the other executive officers listed in the compensation table will no longer be deductible unless the compensation is approved by shareholders. This law was not considered by the Committee in determining fiscal 1994 compensation.

     Base Compensation

        The Committee annually reviews base salaries of executive officers. Factors which influence decisions made by the Committee regarding base salaries are levels of responsibility and potential for future responsibilities, salary levels offered by competitors and overall performance of the Company. The Committee's practice in establishing its salary levels in part upon overall Company performance is not based upon any specific objectives or policies but reflects the subjective judgement of the Committee. However, specific annual performance goals are established for each executive officer. Based on the Committee's comparison of the Company's overall compensation levels as a percent of revenues and net income to comparable companies in the industry, the Committee believes its overall compensation levels are in the middle of the range.

     Performance Incentive Compensation

        The performance incentive compensation, which is paid out in the form of an annual cash bonus, was established by the Committee to provide a direct financial incentive to achieve corporate and operating goals. The basis for determining performance incentive compensation is strictly quantitative in nature. At the beginning of each fiscal year, the Committee establishes a target bonus for each executive. For fiscal 1994, the target bonus for the President was expressed as a percentage of his base pay. The program was based on target levels of increases in earnings per share and provided for no bonus if earnings per share did not exceed a minimum threshold of a 10% increase over the prior year's earnings per share which was ninety-seven cents. The bonus potential ranged from 10% of base salary if earnings per share increased by nine cents over the prior year up to a maximum of 80% of base salary if earnings per share increased by twenty-three cents over the prior year. Cash bonuses paid to other executives were based on a percentage of operating profits of the particular division served by that officer. Those percentages are not disclosed because they could be used to determine divisional operating profits which are otherwise not publicly available.

     Stock Option Grants

        Executive compensation to reward past performance and to motivate future performance is also provided through stock options granted under the 1992 Stock Option Plan. The purpose of the plan is to encourage executive officers to maintain a long term stock ownership position in the Company in order that their interests are aligned with those of the Company's shareholders. The Committee in its discretion has the authority to determine participants in the plan, the number of shares to be granted and the option price and term. The Committee has not established specific stock option target awards for participants. Consideration for stock option awards are evaluated on a subjective basis and granted to participants until an ownership position exists which is consistent with the participant's current responsibilities. Options granted to executive officers in 1994 can be found on page 14 under the option grants table.

     CEO Compensation

        The CEO is eligible to participate in the same executive compensation plans available to other executive officers. The Compensation Committee establishes the CEO's base salary based primarily on a subjective evaluation of the Company's prior year's financial results, past salary levels and compensation paid to other chief executive officers in the Company's industry. Based on the Committee's comparison of the Company's overall compensation level for the CEO as a percent of revenues and net income to comparable companies in the industry, the Committee believes its overall compensation level for the CEO is in the middle of the range. The Committee also establishes at the beginning of each year, a performance incentive bonus arrangement for the CEO. Based on the Company's belief that shareholders' value is best enhanced by increases in earnings per share, the Committee based this arrangement on target levels of increases in earning per share. The program provided for no bonus if earnings per share did not exceed a minimum threshold of a 10% increase over the prior year's earnings per share which was ninety-seven cents. The bonus potential ranged from 10% of base salary if earnings per share increased by seventeen cents over the prior year up to a maximum of 90% if earnings per share increased by twenty-three cents over the prior year.


                                                           John S.
     Lillard - Chairman
     James J. Gardner


       Roger L. Howe



          PAGE

Common Stock Performance Graph

        The following graph summarizes cumulative return on $100 invested in the Company's Common Stock, the S & P 500 Stock Index and the common stocks of a representative group of companies in the uniform related industry (the "Peer Index"). The companies included in the Peer Index are Angelica Corporation, G & K Services,
     Inc., National Service Industries, Inc., and Unifirst Corporation. Total shareholder return was based on the increase in the price of the stock and assumed reinvestment of all dividends. Further, total return was weighted according to market capitalization of each company. The companies included in the Peer Index are not the same as those referred to in the Compensation Committee Report.
























        Outside directors are paid an annual fee of $8,000 plus
     $1,425 for each Board meeting attended and $800 for each Committee meeting attended. Directors who are executive officers are not paid Director's fees nor will they participate in the proposed 1994 Directors' Stock
     Option Plan.

     OTHER MATTERS

        Cintas knows of no other matters to be presented at the meeting other than those specified in the Notice.

        By order of the Board of Directors.


                          Robert J. Kohlhepp
                          Secretary

                                       Appendix 1.

                                    CINTAS CORPORATION
                23B.17.020  Transactions Involving Interested
     Shareholders

        (1.)   For purposes of this section:

           (a) An interested shareholder transaction means any transaction between a corporation, or any subsidiary thereof, and an interested shareholder of such corporation or an affiliated person of an interested shareholder that must be authorized pursuant to the provisions of chapters 23B.11 and 23B.14 RCW, or RCW
     23B.12.020;

           (b) An interested shareholder:
               (i) Includes any person or group of affiliated persons who beneficially own twenty percent or more of the outstanding voting shares of a corporation. An affiliated person is any person who either acts jointly or in concert with, or directly or indirectly controls, is controlled by, or is under common control with another person; and

               (ii) Excludes any person who, in good faith and not for the purpose of circumventing this section, is an agent, bank, broker, nominee, or trustee for another person, if such other person is not an interested shareholder under (b)(i) of this subsection.

        (2.)   Except as provided in subsection (3) of this section,
     an interested shareholder transaction must be
               approved by each voting group entitled to vote
     separately on the transaction by two-thirds of the votes
               entitled to be counted under this subsection for that
     voting group.  The votes of all outstanding shares
               entitled to vote under this title or the articles of
     incorporation shall be entitled to be counted under this
               subsection except that the votes of shares owned by
     or voted under the control of an interested
               shareholder may not be counted to determine whether
     shareholders have approved a transaction for
               purposes of this subsection.  The votes of shares
     owned by or voted under the control of an interested
               shareholder, however, shall be counted in determining
     whether a transaction is approved under other
               sections of this title and for purposes of
     determining a quorum.

        (3.)   This section shall not apply to a transaction:

           (a) Unless the articles of incorporation provide otherwise, by a corporation with fewer than three hundred holders of record of its shares;

           (b) Approved by a majority vote of the corporation's board of directors. For such purpose, the votes of directors who are directors or officers of, or have a material financial interest in an interested shareholder, or who were nominated for election as a director as a result of an arrangement with an interested shareholder and first elected as a director within twenty-four months of the proposed transaction, shall not be counted in determining whether the transaction is approved by such directors;

           (c) In which a majority of directors whose votes are entitled to be counted under (3)(b) of this section determines that the fair market value of the consideration to be received by noninterested shareholders for shares of any class of which shares are owned by any interested shareholder is not less than the highest fair market value of the consideration paid by any interested shareholder in acquiring shares of the same class within twenty-four months of the proposed transaction; or

           (d) By a corporation whose original articles of incorporation have a provision, or whose shareholders adopt an amendment to the articles of incorporation by two-thirds of the votes entitled to be counted under this subsection, expressly electing not to be covered by this section. The votes of all outstanding shares entitled to vote under this title or the articles of incorporation shall be entitled to be counted under this subsection except that the votes of shares owned by or voted under the control of an interested shareholder may not be counted to determine whether shareholders have voted to approve the amendment. The votes of shares owned by or voted under the control of an interested shareholder, however, shall be counted in determining whether the amendment is approved under other sections of this title and for purposes of determining a quorum.

        4. The requirements imposed by this section are in addition to, and not in lieu of, requirements imposed on any transaction by any other provision in this title, the articles of incorporation, or the bylaws of the corporation, or otherwise.

          PAGE

                                  Appendix 2.

                                    CINTAS CORPORATION
                            1994 Directors' Stock Option Plan

        The purpose of this 1994 Directors' Stock Option Plan is to advance the interests of Cintas Corporation and its shareholders by affording non-employee members of the Company's Board of Directors an opportunity to increase their proprietary interest in the Company through the grant of options to purchase Common Stock of Cintas. Cintas believes that this Plan will benefit Cintas by serving as an incentive to the attraction, retention and motivations of its non-employee directors.

        1. Effective Date of the Plan. This Plan shall become effective at such time as it is approved by shareholders at the 1994 Annual Meeting of Shareholders of the Company.

        2. Shares Subject to the Plan. The shares to be issued upon the exercise of the options granted under the Plan shall be shares of Common Stock no par value, of the Company. Either treasury or authorized and unissued shares of Common Stock, or both, as the Board of Directors shall from time to time determine, may be so issued. No shares of Common Stock which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan.

        Subject to the provisions of Section 4, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be 30,000 shares.

        3. Administration. The Plan shall be administered by a committee appointed in accordance with Article
     III, Section 6 of the By-Laws and consisting of two or more directors who may also be eligible to participate in the Plan.

        Subject to the express provisions of the Plan, the Committee shall have the authority to establish the terms and conditions of such option agreements, consistent with this Plan. Such agreements need not be uniform.

        4. Adjustments to Common Stock and Option Price.

        4.1    In the event of changes in the outstanding Common
     Stock of the Company as a result of stock dividends, split-ups, recapitalizations, combinations or exchanges, the number and class of shares of Common
     Stock authorized to be the subject of options under this Plan and the number and class of shares of Common Stock and option price for each option which is outstanding under the Plan shall be correspondingly adjusted by the Committee.

        4.2 The Committee shall make appropriate adjustments in the Option Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

        4.3 In the event of the dissolution or liquidation of the Company or any merger, consolidation, exchange, combination or other transaction in which the Company is not the surviving corporation or in which the outstanding shares of Common Stock of the Company are converted into cash, other securities or other property, each outstanding option issued hereunder shall terminate as of a date fixed by the Committee provided that not less than 20 days' written notice of the date of expiration shall be given to each holder of an option. Each such holder shall have the right during such period following notice to exercise the option as to all or any part of the option for which it is exercisable at the time of such notice.

        5. Eligible Directors; Grant of Options.  An Eligible
     Director shall be each director of the Company, now serving as a director or elected hereafter, who is not also an employee of the Company.

        Each Eligible Director elected as such at the 1994 Annual Meeting of Shareholders shall be granted an option for the purchase of 1,000 shares of Common Stock and, upon each subsequent election as a director, another option for 1,000 shares. All grants shall be made on the date of the event giving rise to the option. Such grants shall continue until the number of shares provided for in this Plan in Section 2 are exhausted.

        6. Price. The purchase price of the shares of Common Stock which may be acquired pursuant to the exercise of any option granted pursuant to the Plan shall be the last closing sale price reported on the date of grant
     ("Option Price").

        7. Period of Option. The term of each option shall be ten years from the date of grant. Subject to the provisions of Section 3, each option shall become exercisable in four equal annual installments commencing on the first anniversary of the date of grant of the option. This right of exercise shall be cumulative and shall be exercisable in whole or in part.

        8. Exercise of Options. An option may be exercised by an Eligible Director as to all or part of the shares covered thereby by giving written notice to the Company at its principal office, directed to the attention of its Chief Financial Officer, accompanied by payment of the Option Price in full for shares being purchased. The payment of the Option Price shall be either in cash or, subject to any conditions set forth in the option agreement, by delivery of shares of Common Stock of the Company having a fair market value equal to the purchase price on the date of exercise of the option, or by any combination of cash and such shares.

        Unless there is in effect at the time of exercise a registration statement under the Securities Act of 1933 permitting the resale to the public of shares acquired under the Plan, the holder of the option shall, except to the extent determined by the Committee that such is not required,
     (i) represent and warrant in writing to the Company that the shares acquired are begin acquired for investment and not with a view of the distribution thereof, (ii) acknowledge that the shares acquired may not be sold unless registered for sale under said Act or pursuant to an exemption from such registration, and (iii) agree that the certificates evidencing such shares shall bear a legend to the effect of clauses (i) and (ii).

        9. Conditions of Exercise. Except as provided below, the holder of an option must be serving as an Eligible Director at the time the option is exercised. An optionee who ceases to be an Eligible Director for any reason other than death, disability, retirement or removal for cause, may exercise the option at any time within three months after the date of cessation, but only during the ten year option period and only to the extent that the option holder was entitled to exercise the option at the time of such cessation.

        Options may be exercised at any time during their ten year option period by a director who retires pursuant to the Company's mandatory retirement policy for directors or who dies or who ceases to be an Eligible Director by reason of disability but, in any such case, only to the extent that the optionee was entitled to exercise the option at the date of cessation of service as a director. "Disability" shall have the meaning ascribed to it in Section 105(d)
     (4) of the Internal Revenue Code of 1986, as amended.

        An option held by an Eligible Director who is removed for cause shall terminate immediately upon removal as a director.

        The Committee, at its sole discretion, may permit particular holders of options to exercise an option to a greater extent than provided herein.

        10. Nontransferability of Options. No option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, and an option may be exercised during the lifetime of the holder only by him.

        11. Rights as a Stockholder. The holder of an option shall not have any of the rights of a stockholder of the Company with respect to the shares subject to an option until a certificate or certificates for such shares shall have been issued upon the exercise of the option.

        12.    Amendment and Termination.

        12.1 The Plan shall terminate ten years after its effective date and thereafter no options shall be granted hereunder. All options outstanding at the time of termination of the Plan shall continue in full force and effect in accordance with and subject to the terms and conditions of the Plan. The Board of Directors of the Company at any time prior to that date may terminate the Plan or make such amendments to it as the Board of Directors shall deem advisable; provided, however, that except as provided in
     Section 4, the Board of Directors may not, without shareholder approval, increase the maximum number of shares as to which options may be granted under the Plan, change the class of persons eligible to receive options under the Plan or change the number of options to be granted to each eligible person under the Plan. No termination or amendment of the Plan may, without the consent of the holder of an option then existing, terminate his or her option or materially and adversely affect rights under the option.

        12.2 This Plan may not be amended more than once every six months other than to conform with changes in the Internal Revenue Code, the Employee Retirement Income
     Security Act, or the rules thereunder.

        13. Automatic Termination of Option. Notwithstanding anything contained herein to the contrary, if at any time a holder of an option granted under this Plan becomes an employee, officer or director of or a consultant to an entity which the Committee determines is a competitor of the Company, such option shall automatically terminate as of the date such conflicting relationship was established regardless of whether such option is exercisable in whole or in part at such time.

                             PRELIMINARY COPY

     FRONT OF CARD


     CINTAS CORPORATION                      PROXY FOR ANNUAL
     MEETING
     6800 Cintas Blvd., P.O. Box 625737 - Cincinnati, Ohio
     45262-5737


          The undersigned hereby appoints RICHARD T. FARMER, ROBERT
     J. KOHLHEPP,
     and DAVID T. JEANMOUGIN, or any of them, proxies of the undersigned, each with the power of substitution, to vote all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Cintas Corporation to be held
     October 13, 1994 at 10:00 a.m. (Eastern Time) at the Company's
     Corporate
     Headquarters, 6800 Cintas Boulevard, Cincinnati, Ohio 45262 and at any adjournment of such Meeting as specified below.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING
     PROPOSALS:

     1.   To amend the Articles of Incorporation concerning
     Directors;
                    FOR       AGAINST        ABSTAIN

     2.   To amend the Articles of Incorporation to adopt the
     Washington "Interested
          Shareholder" Statute;
                    FOR       AGAINST        ABSTAIN

     3.   To adopt the 1994 Directors' Stock Option Plan;
                    FOR       AGAINST        ABSTAIN

     4.   Authority to establish the number of Directors to be
     elected at the meeting at eight
          (8).
                    FOR       AGAINST        ABSTAIN

     5.   Authority to elect eight (8) nominees listed below.
              FOR all nominees listed below       WITHHOLD AUTHORITY
              (except as marked to the contrary   to vote all
     nominees listed below
              below)

     Richard T. Farmer; Robert J. Kohlhepp; Gerald V. Dirvin; Scott
     D. Farmer; James J.
     Gardner; Roger L. Howe; Donald P. Klekamp; John S. Lillard

     WRITE THE NAME OF ANY NOMINEE(S) FOR
     _______________________
     WHOM AUTHORITY TO VOTE IS WITHHELD
     _______________________


                              (Continued on other side)

                                  PRELIMINARY COPY

     BACK OF CARD

     3. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERY EXECUTED WILL BE VOTED IN THE MANNER
     DIRECTED
     HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS
     MADE, THIS
     PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5..


     ___________________________, 1994
     _______________________________


     _______________________________
                                             Important:  Please sign
     exactly as
                                             name appears hereon
     indicating,

                                             where proper, official
     position or

                                             representative
     capacity.  In the
                                             case of joint holders,
     all should
                                             sign.



                                             THIS PROXY IS SOLICITED
     ON BEHALF OF THE BOARD OF
     DIRECTORS